Exhibit 10.1

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO. 9 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No. 9 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. and AeroVironment, Inc. to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, Amendment No.6 as of March 29, 2019, Amendment No.7 as of April 24, 2019, and Amendment No.8 as of June 20, 2019 between HAPSMobile and AV)  (collectively, the “DDA”).

Background

The Parties hereby agree to amend the total fees of Design and Development for Step 2 due to the material changes of the project schedule and the Statement of Work as set forth herein (the “Change”).

Therefore, to formalize and reflect both the Changes and Program Management Improvement, the Parties hereby agree with the amendments to the DDA as follows:

Amendments

1.  The following Section 3.12 is hereby newly inserted after Section 3.11 “[***]” (subsection of “3.  [***]”) of Attachment D  (High Altitude Platform (HAP) Hawk30 Prototype Unmanned Aircraft System Specification) to the DDA:

3.12 Overall Aircraft Functionality Reference

Each Hawk30 Prototype shall have following characteristic and requirement as total vehicle level.

Profile			[***]	[***]
Characteristic			Prototype
Capability			Low flight, stratospheric and long duration flight with payload
Achievement			Low Altitude Flight, High Altitude Flight, Long Duration Flight, with payload
Key Device	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
	[***]	[***]	[***]	[***]
		[***]	[***]	[***]

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[***]	[***]
[***]	[***]

*convention: [***], or [***] specific column means [***].

2. The following Section 2.2.2.1 is hereby newly inserted after Section 2.2.2 “[***]” (Subsection of “2.2 [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype ProgramHigh Altitude Platform (HAP) Hawk30 Prototype Unmanned Aircraft System Specification) to the DDA:

2.2.2.1[***]

Objective:  [***].

Approach: AeroVironment shall perform the following tasks as a part of this element:

•	[***]
•	[***].
•	[***]

Exit Criteria:  [***].

Task Output:

•	[***]

3.  Heading of Section 3.2 “[***]” of Attachment C  (AeroVironment Statement of Work (SOW) for Hawk30 Prototype ProgramHigh Altitude Platform (HAP) Hawk30 Prototype Unmanned Aircraft System Specification) to the DDA is hereby deleted in its entirety and replaced with new heading of Section 3.2 “[***]”.

4. Table E-1 (Flight Test campaign key achievement requirement) of Attachment E (FLIGHT TEST) to the DDA (as amended by the Amendment No.7) is hereby deleted in its entirety and replaced with the following clauses:

Table E-1 Flight Test campaign key achievement requirement

Flight Test Campaign Type	Low Altitude Flight Test	High Altitude Flight Test	[***]	Long Duration Flight Demonstration
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	Meet completion criteria as defined in Attachment H Project Milestones	Meet completion criteria as defined in Attachment H Project Milestones	Meet completion criteria as defined in Attachment H Project Milestones	Meet completion criteria as defined in Attachment H Project Milestones

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[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

5.  Section 2.2.1 “[***]” (Subsection of “[***]”)  of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA (as amended by the Amendment No.7) is hereby deleted in its entirety and replaced with the following clauses:

2.2.1   [***]

Objective:  [***]

Approach:  AeroVironment shall perform the following tasks as a part of this element:

• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]

Exit Criteria:  [***]

Task Output:

• [***].
• [***]
• [***]

6. Article 3.5 (Subarticles of “3. DELIVERABLES & MILESTONES”) of the body of DDA are hereby deleted in its entirety and each replaced with the following clauses:

3.5 For Hardware Deliverables, title and risk of loss of all materials, parts and components purchased by AV for the purpose of incorporating into the Hardware Deliverables (together, “Materials”), respectively, upon payment will transfer to HAPSMobile, and HAPSMobile shall pay AV the fee for Materials subject to Clause 1.3 of Attachment F. For the avoidance of doubt, (a) acceptance of fully assembled and finished Hardware Deliverables by HAPSMobile will be made upon completion of [***]  ([***]) excluding all Hardware Deliverables previously shipped to flight test facility before the successful completion of [***], (b) risk of loss of the Hardware Deliverables during Flight Test series will be borne by HAPSMobile, and (c) AV will consult with HAPSMobile for its appropriate insurance arrangement to cover the risk of loss to the Hardware Deliverables during the Flight Test series.

7. Attachment A (DELIVERABLES) to the DDA (as amended by the Amendments No.1, 2, 3, 4, 6, 7 and 8) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment A, entitled (DELIVELABLES).

8. Attachment H (PROJECT MILESTONE) to the DDA (as amended by the Amendments No.2, 4, 5, 6 and 7) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment H, entitled (PROJECT MILESTONE).

9. Attachment F (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendments No.1,  5 and 7) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment F, entitled (INVOICE AND INCURRED COSTS DOCUMENTATION).

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10. All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA and its Attachments, including Amendments 1 through 8. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

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IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of

HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Junichi Miyakawa	By:	/s/ Trace Stevenson
Name:	Junichi Miyakawa	Name:	Trace Stevenson
Title:	President and CEO	Title:	VP Emerging Business and Deputy GM
Date:	2019/11/15	Date:	2019/12/2

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ATTACHMENT A

DELIVERABLES

(This Attachment A is revised in its entirety by the Amendment No. 9 to the DDA)

1. Hardware Deliverables

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hawk30 Prototype [***]	Stratospheric solar aircraft [***]	2.3.2.3	[***]	[***]
Hawk30 Prototype [***]	Stratospheric solar aircraft [***]	2.3.2.6	[***]	[***]

*1. [***].

*2. [***].

*3.  [***].

The current physical solar array implementation plan is as follows:

[***].

[***].

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[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

1.2 Ground Control System

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Ground Control Stations and Misc. Equipment	Ground Control Station [***] of the Hawk30 Prototype [***]	2.2.6	[***]	[***]
Hawk30 Prototype Operating Manuals	Technical Data Package	1.2.4.1	[***]	[***]
Hawk30 Prototype Training Manuals	Technical Data Package	1.2.4.2	[***]	[***]

*1  [***].

1.3 Motor Development

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
[***]	[***] Project Data Memo	2.2.1	[***]	[***]
[***]	[***]	2.2.1	[***]	[***]
[***]	Technical data package of [***]	2.2.1	[***]	[***]

2. Document Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
CDR & Component Engineering Technical Data Package	Technical Data Package. RFPs, RFIs, and RFQs.	2.2	[***]	[***]
Update Component Engineering	Technical Data Package	2.2	[***]	[***]
Fab & Test First Wing Panel	Technical Data Package. Recorded measurement data aerodynamic test data.	2.2.3.1	[***]	[***]
Functional Test Reports	Acceptance test reports for components and assemblies	2.3	[***]	[***]
Initial Integrated Test Reports ([***])	Initial Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft	2.3.2.6	[***]	[***]
[***]	Acceptance inspection and close-out reports	2.3.2.8	[***]	[***]
[***]	[***] Hawk30 Solar Aircraft System	1.1.5	[***]	[***]
Low Altitude Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data	3.1	[***]	[***]
[***]	[***]	2.2.2.5, 2.2.2.6	[***]	[***]

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High Altitude Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data.	3.2	[***]	[***]
[***]	[***].	3.2	[***]	[***]
Long Duration Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data (All command and telemetry stream data between the ground control station as Raw Data).	3.2	[***]	[***]
Final Engineering Technical Data Package	Technical Data Package. Hawk30 Solar Aircraft System controlling specifications and requirements.	Various	[***]	[***]
Logistics Instruction Document Package	Logistics Instruction Manuals for Assembly/Disassembly, Packaging, Transporting, etc. for management purpose.	Various	All	Corresponding Milestone Completion Date

As used in this Attachment A, and as limited by Section 4.8 in the IPLA, “Technical Data Package” means:

1.	[***]
2.	[***]
3.	System specifications
4.	System description documents
5.	System performance data
6.	[***]
7.	[***].

“Technical Data Package” transfer could be in various forms, for example:

1.	Agile database export in PDX file which will include PDF files for assembly drawings, DOC for procedures and test plans, and EXE files for executable code.
2.	Specifications, descriptions, Program Data Memos, test data in a ZIP file which can include a combination of DOC, XLS, and other data formats.

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Exhibit A

Source Code to be Provided by AV to HAPSMobile

1.     Software and Firmware Tabular View

1

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[___] = [***]

ATTACHMENT F

INVOICE AND INCURRED COSTS DOCUMENTATION

(This Attachment F is revised in its entirety by the Amendment No. 9 to the DDA)

PRICING AND PAYMENT SCHEDULE

1.  Payment for Work Step2

1.1   Total Contract Value

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $146,248,301 based on Best Efforts. The Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. The Parties shall pay to AV the remaining balance of USD $140,259,623, consists from USD $69,800,624 as Initial Contract Value, and incremental amount by Amendment No.1, USD $17,226,306 as additional cost by Amendment No.5, USD $38,675,443 as additional cost by Amendment No.7, and further additional funding of USD $14,557,250 subject to EAC adjustment activity done on [***], in accordance with Exhibit A to this Attachment F Project Funds Status Report accompanied by a combined Milestone & Monthly Invoice approach as detailed further in this Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H.

1.2   Contract Value Growing Transition

The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). Each Party recognizes the total Project Cost has grown as follows;

a.	SoftBank and AV concluded Step 2 Bridge Contract for preliminary development activity for Step2, and payment of USD $5,988,678 was made to AV by SoftBank;
b.	SoftBank, HM, and AV agree to account for payment of USD $5,988,678 already made by SoftBank to AV as defined as above as partial payment ("Taken-Over Value”) for commencing Step 2. HAPSMobile;
c.	Initial contract value for DDA was USD $65,011,481 (“Initial Value”), and USD $71,000,159 in case including Taken-Over Value;
d.

USD $4,789,143 was added to Initial value by the execution of the Amendment No.1 and total value was modified to USD $69,800,624 (“Amendment 1 Value”), and USD $75,789,302 in case including Taken-Over Value;

e.

USD $17,226,306 was added to Amendment 1 Value by the execution of the Amendment No.5 and total value was modified to USD $87,026,930 (“Amendment 5 Value”), and USD $93,015.608 in case including Taken-Over Value;

f.	USD $38,675,443 was added to Amendment 5 Value by the execution of the Amendment No.7 and total value was modified to USD $125,702,373, and USD $ 131,691,051 in case including Taken-Over Value;

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[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

g.

USD $14,557,250 as further incremental funding subject to EAC adjustment activity done on [***] and caused by [***] Project Milestones extension as defined in detail in Attachment H herein, SoW and technical requirement changes as defined in detail in Attachment C herein; and the contract value reaches USD $140,259,623, in case including Taken-Over Value then USD$146,248,301.

1.3   Work Order Issuance Schedule

HAPSMobile agrees to issue six (6) scheduled separate Orders and may issue three (3) optional separate Orders (“Optional Orders”)to AV for authorization of Work. The Orders shall be issued as follows:

a.	initial Order [***];
b.	second Order [***];
c.	the third Order [***];
d.	the fourth Order [***];
e.	the fifth Order [***];
f.

and two more optional Orders will be defined further more in detail in 4.1 herein. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work based on best effort, up to the value funded on the Order.

1.4   Milestone Target Budget Values & Forecast Revisions

Exhibit A (Project Funds Status Report) to this Attachment F assigns Initial Target Budget values for each of the 10 Milestones identified in Attachment H.

AV will provide updates and revisions to the Initial Target Budget values for each Milestone and revised and updated forecasts for such Milestones to HAPSMobile on a monthly basis. Milestone values are subject to Change Control based on updated forecasts of program resource requirements to complete the Work required under this Agreement, including the SOW(Attachment C). Milestone values will be based on the AV labor projected spend plan forecasted for each AV fiscal month.

1.5   Milestone Invoicing & Payment

Upon AV’s written notification to HAPSMobile of AV’s completion of a Milestone, AV will provide an invoice for all AV labor Incurred Costs and [***]% fee. Invoices will include all program labor expenses incurred by AV up through the date of the Milestone acceptance, less any labor already paid for in prior Milestone invoices.  Milestones completed before the 15th of the calendar month will be based on actuals from the prior AV fiscal month end. Milestones completed after [***] of the calendar month will be invoiced upon completion of that fiscal month. [***].

[***].

Notwithstanding the foregoing provisions of this section 1.5, Milestone invoiced amount especially for Milestone 5 [***]  ([***]), Milestone 6 ([***]) and Milestone 7 ([***]) shall be paid in respect of each valid invoice no later than, but not be obliged to pay before April 15, 2020. All Milestone payments thereafter will be reevaluated and a decision will be made at the [***] of whether milestone payments will return to their original NET 15 payment terms as originally planned in the DDA or if an extension of NET90 will be permitted.

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1.6   Non-Milestone Invoicing & Payment (Monthly Invoices)

Program expenses for material, subcontract and other direct costs will be invoiced by AV to HAPSMobile on a monthly basis based on actual Incurred Cost and [***]% fee. Invoices to be submitted within 4 Business Days after each calendar month end. HAPSMobile agrees to pay each such invoice within the same calendar month. Invoices for material related Cost will be provided with applicable level of detailed description for HAPSMobile’s book keeping purpose.

Notwithstanding the foregoing provisions of this section 1.6, for the Monthly Invoice for November of 2019 through March 2020, HAPSMobile shall make payment in respect of each valid Monthly Invoice no later than, but not be obliged to pay before, ninety (90) calendar days of the end of the calendar month in which the relevant invoice was received by HAPSMobile All non-milestone payments thereafter will be reevaluated and a decision will be made at the [***] of whether milestone payments will return to their original payment made within the same calendar month as the invoice is received or if an extension of NET90 will be permitted.

1.7   Currency

All payments under this Agreement shall be made in United States dollars.

1.8   Excess Incurred Costs

a.

In the event that AV identifies a projected increase in Incurred Costs by AV for the performance of its obligations under the Agreement as identified in the Monthly Status Report, in excess of the Not-to-Exceed Value of the Order as identified in Article 2.3 then the Parties agree the excess of the amount and continue to proceed the Project subject to the process set forth in the Section 4 of this ATTACHMENT F, HAPSMobile may,

(1)

agree to authorize AV to incur the excess costs and provide a modification to increase the Contract Value, provided however that both Parties shall follow the Change Control set forth in Article 2.4 of the Agreement or Amendment of Agreement set forth in Article 13. Should HAPSMobile authorize additional spending, all of AV’s Incurred Costs must be paid to AV with the applicable [***]% fee;

(2)

agree in accordance with the Change Control or Amendment of Agreement to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will be projected to fall within the amount of the then current Contract Value; or

(3)	Terminate the Agreement for convenience as contemplated by Article 12.3 of the Agreement and pay AV all Termination Liability as defined in paragraph 1.7 of this attachment.

1.9   Unutilized Consideration

In the event of a projected cost underrun as identified in a Monthly Status Report, any amounts from the Order which remain after completion of the Scope of Agreement may be reimbursed or, if authorized by HAPSMobile separately and specifically, utilized for AV’s risk reduction or additional scope to be defined through written mutual agreement subject to the terms of this Agreement. To avoid confusion, the total amount as identified in paragraph 1 of this Attachment and any portion thereof, to the extent that it is utilized, must be utilized only for matters or items within the Scope of Agreement and any additional scope as agreed. Incurred Costs shall be inclusive of any applicable consumption, value added tax or any other applicable sales/use tax. For the avoidance of doubt, the Incurred Costs shall be exclusive of any and all import duties.

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1.10 Termination Liability

AV’s Termination Liability (defined as: all of AV’s Step 2 Incurred Costs incurred prior to the date of the ramp down period specified in Article 12.5 of the Agreement plus the applicable [***]% fee, less all payments received by AV from HAPSMobile under this Agreement, plus all material, subcontract, other direct costs including open commitments and other wind down costs outstanding as of the start of the ramp down period, plus 60 days of AV labor costs incurred during the ramp down period) will be billed to HAPSMobile 30 days after the end of ramp down period and Termination Liability shall not exceed then current Contract Value but AV labor cost may be compensated exceeding then current Contract Value based upon actual Work performed. Schedule delays may occur and be resolved subject to Article 3.2 of the Agreement.

2.     Fee Assumptions

2.1 Exclusion

1.

Range Fees for the High Altitude and Endurance Flight Tests shall be borne by, and be the sole responsibility of, HAPSMobile. AV and HAPSMobile will mutually consult to set up an appropriate implementation plan for High Altitude and Endurance Flight Tests minimizing such Range Fees in accordance with Attachment C and D.

2.	Payload Integration is based on the [***] payload only, any changes to Payload Supplier and/or integration will be subject change control process.
3.

Labor, shipping and other costs are not included, however is inclusive of labor for obtaining the clearance and permission under EAR or related export regulations for delivery of [***],  [***] and GCS at other than the Lanai, Hawaii flight test location. Any changes to the final delivery location will be subject to change control process.

3. Change Control & Agreement Amendments Payment Schedule

HAPSMobile agrees to pay to AV all additional Incurred Costs resulting from any fee adjustments for the Work pursuant to any Change Control per Attachment G or any other amendments to the Agreement, but in any case subject to the terms set forth in Section 1.9 in this ATTACHMENT F. After being provided with a request or providing a Change Control Proposal as provided on Attachment G or any other amendment to the Agreement. AV will provide HAPSMobile with a Change Assessment (as contemplated by Attachment G) or a similar assessment or other proposed amendments to the Agreement with estimated additional or reduced Incurred Costs plus the applicable fee for the applicable Change Control Proposal or other proposed Agreement amendment along with the costs estimation documentation. In the event of a projected increase in Incurred Costs by AV in performance of the Agreement pursuant to Change Control Proposal or other proposed Agreement amendment would result in a total Contract Value that exceeds the then-current Contract Value, HAPSMobile will agree to authorize AV to incur the excess costs (thus increasing the Contract Value) or the Parties will agree in the Change Control (or pursuant to any other Agreement amendment) to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will fall within the then-current Contract Value. Any increase in Contract Value that exceeds causes the value of this Agreement to exceed the Initial Contract Value shall require approval by HAPSMobile's board of directors.

The tables below provide the basis for calculating the additional Fees applicable for Change Controls and other Agreement amendments as a result of a Change or other Agreement amendment that may be required from time to time in accordance with relevant clauses of the Agreement.

Cost Element	Description
Labor	[***]
Labor Total Cost w/[***]% Fee	[***]
Material Total Cost w/[***]% Fee	[***]

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Subcontract Total Cost w/[***]% Fee	[***]
Other Direct Costs (ODC) Total Cost w/[***]% Fee	[***]

4. Fifth Work Order and Optional Order

4.1 Order Schedule

The Fifth Work Order and the following Optional Order will be organized as follows;

USD)
Name	Covered SoW	Covered Milestone	WO value (USD)	WO due date
The fifth Work Order	[***]	[***]	[***]	[***]
The sixth Work Order	[***]	[***]	[***]	[***]
Optional Order #1	[***]	[***]	[***]	[***]

*remark

Definition	Meaning	Decision Due Date
[***]	[***]	[***]

HM shall issue the fifth Work Order as defined above, and HM may issue the Optional Order by fully HM’s option considering [***] but until WO due date defined as the above.

4.2 Effect of No Issuance of Optional Order

In case HM does not issue the Optional Order before or on the due date, AV may suspend the entrance of the equivalent Milestone and covered Works until AV receives the Optional Order. In the event of Optional Work Orders are not exercised, AV will transfer all assets to HAPSMobile.

Exhibit A – Project Funds Status Report

Exhibit B – Monthly Status Report (Example)

Exhibit C – Milestone Invoice (Example)

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Exhibit A to Attachment F – Project Funds Status Report

1. Estimate at Completion on Dec.10,2017

Date Prepared: Dec 10th, 2017

Target Milestone Values (Baseline Values)

Phase		**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**
Milestone	[redacted]								
Step 2									
Milestone - 1 AV Labor									
Milestone - 2 AV Labor									
Milestone - 3 AV Labor									
Milestone - 4 AV Labor									
Milestone - 5 AV Labor									
Milestone - 6 AV Labor									
Milestone - 7 AV Labor									
Milestone - 8 AV Labor									
Monthly Invoice (Mat, SubK, ODC)									
Total									
Total Cumulative									

Assumptions:

Values to be billed based on actual costs

Values to be adjusted to reflect latest revised spend plan on a Quarterly Basis

Date Prepared: Dec 10th, 2017

Target Milestone Values (Baseline Values)

Phase		**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**	**Step 2**
Milestone	[redacted]										
Step 2											
Milestone - 1 AV Labor											
Milestone - 2 AV Labor											
Milestone - 3 AV Labor											
Milestone - 4 AV Labor											
Milestone - 5 AV Labor											
Milestone - 6 AV Labor											
Milestone - 7 AV Labor											
Milestone - 8 AV Labor											
Monthly Invoice (Mat, SubK, ODC)											
Total											
Total Cumulative											

Assumptions:

Values to be billed based on actual costs

Values to be adjusted to reflect latest revised spend plan on a Quarterly Basis

1

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[___] = [***]

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

2. Estimate at Completion on Dec.10,2018

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

3. Estimate at Completion on March 4,2019

1

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[___] = [***]

4. Estimate at Completion on September 2019

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Exhibit B to Attachment F – Monthly Status Report (Example)

AeroVironment Inc.

980 Enchanted Way

Simi Valley, California 93065 – U.S.A.

Telephone 1(805) 581-2187 – FAX 1(805) 584-6922

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Approvals:

<Enter Name here> Originator	Date

<Enter Name here> Project Manager	Date

<Enter Name here> Program Manager	Date

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

REVISION HISTORY

REV	EDIT DATE	AUTHOR	DESCRIPTION
A	MM/DD/YYYY

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

TABLE OF CONTENTS

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

INTRODUCTION

<<HIGH LEVEL PROGRAM OVERVIEW>>

<<STOPLIGHT CHART>>

TECHNICAL ACCOMPLISHMENTS

What efforts were started this period?

<<Description of work started and performed during the reporting month>>

Task 5

Task 6

Task 7

Task …X

What efforts were completed this period?

<<Description of work completed and performed during the reporting month>>

Task 1

Task 2

Task 3

Task 4

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Key Subcontract Status:

Subcontractor A:

Subcontractor B:

Subcontractor C:

SCHEDULE UPDATE

Integrated Master Schedule Update <<EXAMPLE>>

Milestone Status Update

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

REFERENCE TO ATTACHMENT H

SPEND PLAN

Spend Plan Update

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

COST PERFORMANCE REPORT

Cost Performance Update

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

SCHEDULE PERFORMANCE REPORT

<<Schedule Performance Report>>

•	Critical Path Analysis
•	Schedule Performance Index (if applicable)
•	Near term upcoming milestones (30 – 60 days )
o	Milestone 1 =
o	Milestone 2 =
o	Milestone X =

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

MONTHLY INVOICE – (NON-LABOR)

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Exhibit C to Attachment F

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

ATTACHMENT H

PROJECT MILESTONE

(This Attachment H is revised in its entirety by the Amendment No. 9 to the DDA)

#	Milestone	Criteria	Date
1		[***]	[***]
[***]
[***]. •[***]. •[***]. •[***]. •[***]. •[***]. •[***] •[***]. •[***] •[***]. •[***]. •[***]. •[***]. •[***].
2		[***]	[***]
[***]. [***]: [***].
[***] •[***]. •[***]. •[***]. •[***]. •[***].
3		[***]	[***]
[***]. [***]: [***].
[***]. •[***]. •[***]. [***]: •[***]. •[***].
4		[***]	[***]
[***]. [***]: [***].

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[***] •[***]. •[***]. [***]. •[***].
5	[***]	[***]
[***]. [***]: [***].
[***] • [***]. • [***]. • [***]. • [***]. [***]. • [***]. • [***]. • [***].
6	[***]	[***]
[***]. [***]: [***].
[***]: • [***]. • [***]. • [***]. • [***]. • [***].
7	[***]	[***]
[***]. [***]: [***].
[***] [***].
8	[***]	[***]
[***]. [***]: [***].
[***]: • [***]. • [***]. • [***]. • [***]. • [***]. • [***].

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

9	[***]	[***]
[***]. [***]: [***].
[***]: • [***]. • [***]. • [***]. • [***] • [***].
10	[***]	[***]
[***]. [***]: [***]. [***].
[***]: • [***]. • [***]. • [***] • [***]. [***]. [***].

16

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.